EXHIBIT 23.7

    [LETTERHEAD OF KEITH J. SCHULTE ACCOUNTANCY CORPORATION]

The Board of Directors of
The Loewen Group Inc.

We consent to the incorporation by reference in the registration statement on Form S-3 of The Loewen Group Inc. of our report dated April 24, 1996, with respect to the financial statements of Security Plus Mini & RV Storage, Inc. as of December 31, 1994 and for the year then ended included in the Current Report on Form 8-K of The Loewen Group Inc. dated May 1, 1996.

                         KEITH J. SCHULTE ACCOUNTANCY CORPORATION

                         By: /s/ Keith J. Schulte
                              Certified Public Accountant

Long Beach, California
March 20, 1997

    [LETTERHEAD OF KEITH J. SCHULTE ACCOUNTANCY CORPORATION]

The Board of Directors of
The Loewen Group Inc.

We consent to the incorporation by reference in the registration statement on Form S-3 of The Loewen Group Inc. of our report dated April 24, 1996, with respect to the financial statements of International Memorial Society, Inc. as of December 31, 1994 and for the year then ended included in the Current Report on Form 8-K of The Loewen Group Inc. dated May 1, 1996.

                         KEITH J. SCHULTE ACCOUNTANCY CORPORATION

                         By: /s/ Keith J.
Schulte
                              Certified Public Accountant

Long Beach, California
March 20, 1997

    [LETTERHEAD OF KEITH J. SCHULTE ACCOUNTANCY CORPORATION]

The Board of Directors of
The Loewen Group Inc.

We consent to the incorporation by reference in the registration statement on Form S-3 of The Loewen Group Inc. of our report dated April 24, 1996, with respect to the financial statements of Springs Mausoleum, Inc. as of December 31, 1994 and for the year then ended included in the Current Report on Form 8-K of The Loewen Group Inc. dated May 1, 1996.

                         KEITH J. SCHULTE ACCOUNTANCY CORPORATION

                         By: /s/ Keith J.
Schulte
                              Certified Public Accountant

Long Beach, California
March 20, 1997